UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2004

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	94-3249110
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

500 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

Information Provided Under Item 1.01 of Form 8-K

On October 22, 2004, Plumtree Software, Inc. (the “Company”) entered into a lease agreement with Transamerica Realty Investment Properties, LLC for new office space for the Company’s headquarters. The lease is for approximately 9,570 square feet located at 505 Sansome Street, Suite 1100, San Francisco, California. The initial term of the lease is 24 months with an estimated commencement date of November 1, 2004 and with an annual rental obligation of approximately $267,960.00. The Company has the option to terminate the lease effective as of October 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: October 26, 2004	By:	/s/ John Kunze
John Kunze
Chief Executive Officer